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                                                                    EXHIBIT 10.1
                            FIRST AMENDMENT TO STOCK
                      ACQUISITION AND STANDSTILL AGREEMENT




     First Amendment, dated April 26, 1996, to that certain Stock Acquisition and Standstill Agreement dated March 23, 1995 (the "Standstill Agreement") between SERVICO, INC., a Florida corporation (the "Company"), and PENGO SECURITIES CORP., a New York corporation ("Pengo").

     WHEREAS, the Company and Pengo desire to amend the Standstill Agreement on the terms set forth herein;

     NOW, THEREFORE, in consideration of the premises and the agreements hereinafter set forth, the parties hereto hereby agree as follows:

     1. The Standstill Agreement shall remain in full force and effect as amended hereby.

     2. All capitalized terms used herein shall have the same meanings as in the Standstill Agreement.

     3. The limitation in Section 6.a. on ownership of the Company's Voting Securities by Pengo and its Affiliates is hereby amended to delete the language "would exceed 25% of the Voting Power (as hereinafter defined)" and replace it with the language "would equal or exceed 30% of the Voting Power (as hereinafter defined)".

     4. The last paragraph of Section 6.f. is hereby deleted in its entirety and replaced with the following:

          "As used in this Agreement, (i) the term "Voting Securities" shall mean the Company Common Stock and all other securities of the Company of any kind or class having power to vote for the election of directors, (ii) the term "Outstanding Voting Securities" shall at any time mean the then issued and outstanding Voting Securities as set forth in the Company's most recent quarterly or annual report and any current report subsequent thereto filed with the SEC pursuant to the Exchange Act, unless Pengo knows or has reason to believe that the information contained therein is inaccurate and (iii) the term "Voting Power" shall mean, with respect to Outstanding Voting Securities, the highest number of votes that the holders of all such Outstanding Voting Securities would be entitled to cast for the election of directors or on any other matter."
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     IN WITNESS WHEREOF, the parties hereto have caused this First Amendment to the Standstill Agreement to be duly executed as of the day and year first above written.

                                        SERVICO, INC.



                                        By:/s/David Buddemeyer
                                           -------------------------

                                        PENGO SECURITIES CORP.



                                        By:/s/David A. Persing
                                           -------------------------
                                           Senior Vice President


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